SECURITIES & EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                     THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 16, 2004

                               AEP INDUSTRIES INC.
             (Exact Name of Registrant as Specified in its Charter)

    DELAWARE                       0-14450                      22-1916107
(Jurisdiction of          (Commission File Number)           (I.R.S. Employer
 Incorporation)                                           Identification Number)

            125 Phillips Avenue, South Hackensack, New Jersey   07606
            (Address of Principal Executive Offices)            (Zip Code)

       Registrant's Telephone Number, Including Area Code: (201) 641-6600

Item 9. Regulation FD Disclosure

On March 16, 2004, AEP Industries Inc. (the "Company") issued a press release reporting a delay in filing its fiscal 2004 first quarter 10-Q. The release is attached and being furnished as Exhibit 99.1.

                                  EXHIBIT INDEX

Exhibit
Number      Description
-------     -----------

99.1 Press release reporting delay in filing Form 10-Q for fiscal 2004 first quarter

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              AEP INDUSTRIES INC.

Dated: March 16, 2004                         By /s/ Lawrence R. Noll
                                              ----------------------------------
                                              Name:  Lawrence R. Noll
                                              Title: Vice President & Controller